UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 13, 2006

PROBE MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3050 Pullman Street, Cost Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (714) 424-2960

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective June 7, 2006 the Company entered into a two year employment contract whereby the Company shall pay Employee a monthly salary of $20,833, which is equivalent to $250,000 on an annualized basis.  Employee’s salary will be payable pursuant to the Company’s standard payroll practices, which currently consist of twenty-six (26) payroll periods per year. The difference between Employee’s current salary of $167,000 and the proposed $250,000 can be paid in stock at the Company’s Board of Director’s option.  The price of the shares pursuant to the stock grant shall be set at the closing market price of the Company’s common stock on the date of the grant.  The stock grants will take place on the final day of each fiscal quarter.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On May 25th the Board of Directors approved the exchange of Series B Convertible Preferred Stock for Series C Convertible Preferred Stock for its Series B stockholders.  After the exchange takes place Series B Convertible Preferred Stock will be cancelled.  The Series C Convertible Preferred Stock carries the same rights as Series B Convertible Preferred Stock except that Series C Convertible Preferred Stock can be redeemed by the Company.  At any time, the Company may, in its sole discretion, redeem some or all of the outstanding shares of Series C Stock at a “Redemption Price” equal to the greater $120.00 per share for the first year from the date of this Certificate and after which the Redemption Price shall increase by twelve percent (12%) per year until all outstanding shares of Series C have been redeemed.  To redeem Series C Stock, the Company, at least five (5) days prior to the date on which it desires to redeem such stock (the “Redemption Date”), shall send the applicable holder of Series C Stock a notice of the redemption, provided, however, that failure to give such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceedings for the redemption of any shares of Series C Stock.  Such notice shall state:  (i) the Redemption Date; (ii) the Redemption Price; and (iii) the number of shares of Series C Stock to be redeemed.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1	Certificate of Designation of Series C.
10.1	Employment Agreement with our CEO Reza Zarif.
10.2	Series C Exchange Agreement with eFund Capital Partners, LLC.
10.3	Series C Exchange Agreement with Reza Zarif.
10.4	Series C Exchange Agreement with Kambiz Mahdi.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.
(Registrant)

Date	June 13, 2006

/s/ Reza Zarif
(Signature)
Print Name: Reza Zarif
Title: Chief Executive Officer